UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 5, 2014

Cypress Energy Partners, L.P.

(Exact name of registrant as specified in its charter)

Delaware	001-36260	61-1721523
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

5727 S. Lewis Avenue, Suite 500

Tulsa, Oklahoma 74105

(Address of principal executive office) (Zip Code)

(918) 748-3900

(Registrants’ telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(d) Election of New Director

Effective March 5, 2014, the Board of Directors (the “Board”) of Cypress Energy Partners GP, LLC (the “General Partner”), the general partner of Cypress Energy Partners, L.P. (“Cypress”), appointed Stanley Lybarger to serve as an independent director of the General Partner and member of each of the Audit Committee and Conflicts Committee of the Board. There are no arrangements or understandings between Mr. Lybarger and any other person pursuant to which he was appointed as a director, and there are no family relationships between Mr. Lybarger and any executive officer or director of the General Partner or Cypress.

The Board has determined that (i) Mr. Lybarger is “independent” for purposes of Section 10A-3 of the Exchange Act of 1934, as amended, and the applicable rules and regulations of the U.S. Securities and Exchange Commission and (ii) Mr. Lybarger has no material relationship with the General Partner or the Partnership that would interfere with his independence from management of the General Partner and that each will otherwise be an “independent director” for purposes of Section 303A.02 of the New York Stock Exchange’s Listed Company Manual.

Description of Mr. Lybarger’s Compensation

Consistent with Cypress’s compensation policy for non-employee directors, in connection with his appointment, Mr. Lybarger will be eligible to receive $100,000 in annual cash compensation, payable in quarterly amounts of $25,000, and $25,000 in annual equity-based compensation, which will be granted under our 2013 Long-Term Incentive Plan. Mr. Lybarger will also receive an additional annual cash retainer of $7,500 for his service as chairman of the Audit Committee, replacing John T. McNabb II, who served as the initial chairman of the Audit Committee.

Further, Mr. Lybarger will be indemnified for his actions associated with being a director to the fullest extent permitted under Delaware law and will be reimbursed for all expenses incurred in attending to his duties as director.

A copy of the press release announcing the appointment of Mr. Lybarger is filed as Exhibit 99.1 to this report.

Item 7.01 Regulation FD Disclosure.

A copy of the press release announcing the participation of Peter C. Boylan III, our Chairman, President and Chief Executive Officer, in the Duff & Phelps 6th Annual Private Capital Conference in Houston, Texas on Thursday, March 6, 2014 is filed as Exhibit 99.2 to this report and is incorporated by reference herein.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

99.1	Press Release dated March 5, 2014 – Appointment of Stanley Lybarger to the Board of Directors of Cypress Energy Partners GP, LLC.

99.2	Press Release dated March 5, 2014 – Peter C. Boylan III to present at Duff & Phelps 6th Annual Private Capital Conference.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Cypress Energy Partners, L.P.

	By:	Cypress Energy Partners GP, LLC,
its general partner

Dated: March 6, 2014	By:	/s/ G. Les Austin
		Name:	G. Les Austin
		Title:	Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press Release dated March 5, 2014 – Appointment of Stanley Lybarger to the Board of Directors of Cypress Energy Partners GP, LLC.

99.2	Press Release dated March 5, 2014 – Peter C. Boylan III to present at Duff & Phelps 6th Annual Private Capital Conference.